UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 15, 2008
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)
(214) 841-6111
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Affiliated Computer Services, Inc. (the “Company”) will host today, May 15, 2008, its inaugural Institutional Investor Conference (the “Conference”) at Marriott East Side in New York City. Lynn Blodgett, president and chief executive officer, Tom Burlin, chief operating officer, Kevin Kyser, chief financial officer, and operating executives will present at the Conference.
The live webcast and archived replay of the presentations can be accessed on the Company’s website at http://www.acs-inc.com.
The presentation materials for the Conference are attached hereto as Exhibit 99.1. Included in the presentation materials are certain non-GAAP financial measures along with reconciliations to the most directly comparable GAAP financial measures and supplementary information related to these reconciliations.
The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
Item 9.01 Financial Statements and Exhibits.
Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibit 99.1 referenced below and the information set forth therein is deemed to be furnished pursuant to Item 7.01 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
     (d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Affiliated Computer Services, Inc. 2008 Institutional Investor Conference Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 15, 2008	AFFILIATED COMPUTER SERVICES, INC.
	By:	/s/ Kevin Kyser
		Name:	Kevin Kyser
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Affiliated Computer Services, Inc. 2008 Institutional Investor Conference Presentation.

4